UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

THE BALDWIN INSURANCE GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Thank you again for joining our special Town Call today.

To reiterate what I shared during our discussion: The Baldwin Group’s agreement to go private represents a change of our capital structure, not our strategy. We have made this decision from a position of strength and with the goal of accelerating our strategy. In 2019, going public gave us the currency to pursue a growth strategy unique to our industry and imposed a discipline of transparency that made us better operators. Now, as AI advancements and increased talent opportunities rapidly transform our industry, it is that same disciplined judgment that is driving us to lean further into those opportunities as a private firm.

The vision that built this firm, the strategy that drives us, and the culture that defines us remain steadfast. What is changing is our capacity to invest at the pace needed to create the future we are committed to building. I encourage you to read my letter to stakeholders, available here, if you’d like to dive deeper into this decision and the industry factors driving it.

In the unlikely event that you are contacted by the media, as is our practice, please direct them to contact Anna Rozenich at anna.rozenich@baldwin.com.

I know you'll have questions, and while we don't have all the answers yet, please reach out to your leader or email builders@baldwin.com. We will be sharing updates in the coming weeks.

Thank you for being part of this extraordinary journey and building our next chapter.

Sincerely,
Trevor

Cautionary Statement Regarding Forward-Looking Statements

Some of the statements contained in this communication and other written and oral statements made from time to time by us and our representatives are forward-looking statements and not statements of historical or current fact. We have based these forward-looking statements on our current expectations, and these statements are subject to known and unknown risks, uncertainties and assumptions. Forward-looking statements include, but are not limited to, statements relating to: our goals, plans, and strategic initiatives; long-term growth prospects; maximizing value for our stockholders; and other events, conditions or developments that will or may occur in the future; and timing of any of the foregoing. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “forecast,” “outlook,” “assume,” “potential” or “continue” or variations or the negative counterparts of these terms or other comparable terminology. These statements are only predictions and are no guarantee of future performance, and investors should not place undue reliance on forward-looking statements as predictive of future results. Actual events or results may differ materially from those stated or implied by these forward-looking statements. In evaluating these statements and our prospects, you should carefully consider the factors set forth below. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary factors and to others contained throughout this communication.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the transactions contemplated by the Agreement and Plan of Merger, by and among the Company, The Baldwin Insurance Group Holdings, LLC, Square Acquisition Parent, Inc. (“Buyer”), Square Acquisition Merger Sub I, Inc. and Square Acquisition Merger Sub II, LLC (the “Transaction”). All such forward-looking statements are based upon current plans, estimates, expectations, opportunities and ambitions that are subject to risks, uncertainties, assumptions, and other important factors, many of which are beyond the control of the Company, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to, the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals; the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction; the possibility that the Company’s stockholders may not approve the Transaction; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of the Company’s common stock; the risk that the Transaction and its announcement could have an adverse effect on the parties’ business relationships and business generally, including the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; the risk of unforeseen or unknown liabilities; customer, stockholder, regulatory and other stakeholder approvals and support; the risk of unexpected future capital expenditures; the risk of potential litigation relating to the Transaction that could be instituted against the Company or its directors and/or officers; the risk associated with third-party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Transaction which are not waived or otherwise satisfactorily resolved; significant costs, or expenses incurred in connection with the Transaction; Buyer’s ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; certain restrictions contained in the Agreement and Plan of Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the risk of various events that could disrupt operations, including pandemics, epidemics or other public health crises or severe weather (such as droughts, floods, avalanches and earthquakes), cybersecurity attacks, security threats and governmental response to them, and technological changes; the risks of labor disputes, changes in labor costs and labor difficulties; and the risks resulting from other effects of industry, market, economic, legal or legislative, political or regulatory conditions outside of the Company’s control. All such factors are difficult to predict and are beyond our control, including those detailed in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 26, 2026 (the “Form 10-K”), quarterly reports on Form 10-Q and other documents subsequently filed by the Company with the SEC. The Company’s forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Other unpredictable factors not discussed in this communication could also have material adverse effects on forward-looking statements. The Company does not assume an obligation to update any forward-looking statements, except as required by applicable law. These forward-looking statements speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the Transaction, the Company will file with the SEC a proxy statement on Schedule 14A. The definitive proxy statement will be sent to the stockholders of the Company seeking their approval of the Transaction and other related matters. In addition, certain participants in the Transaction will file a Transaction Statement on Schedule 13E-3 (the “Schedule 13E-3”) with the SEC. The Company and the other participants in the Transaction may also file other relevant documents with the SEC regarding the Transaction.  This communication is not a substitute for the proxy statement on Schedule 14A (if and when available), the Schedule 13E-3 (if and when available) or any other document that the Company or the other participants in the Transaction may file with the SEC with respect to the Transaction.

BEFORE MAKING ANY INVESTMENT OR VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT ON SCHEDULE 14A (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN) WHEN IT BECOMES AVAILABLE, THE SCHEDULE 13E-3 (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE COMPANY, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents, including the proxy statement, and other documents filed with the SEC by the Company through the website maintained by the SEC at https://www.sec.gov. Copies of documents filed with the SEC by the Company will be made available free of charge by accessing the Company’s website at https://ir.baldwin.com/financials/sec-filings or by contacting the Company via email by sending a message to IR@baldwin.com.

Participants in the Solicitation

The Company, Buyer and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Transaction under the rules of the SEC. Information about the directors and executive officers of the Company and other persons who may be deemed to be participants in the solicitation of stockholders of the Company in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant material related to the Transaction, which will be filed with the SEC when they become available, and may be found in the Company’s definitive proxy statement in connection with its 2026 Annual Meeting of Stockholders, as filed with the SEC on April 22, 2026 (the “2026 Proxy Statement”), and in the Form 10-K. Information about the directors and executive officers of the Company, their ownership of the Company common stock, and the Company’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Executive Compensation,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions, and Director Independence” included in the Form 10-K, and in the sections entitled “Corporate Governance,” “Compensation Discussion and Analysis,” “Compensation Tables,” and “Security Ownership of Certain Beneficial Owners and Management,” included in the 2026 Proxy Statement. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the Transaction will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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